UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 21, 2020
Date of Report (Date of earliest event reported)

Chimerix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2505 Meridian Parkway, Suite 100 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On February 21, 2020, James M. Daly notified Chimerix, Inc. (the “Company”) of his resignation as a member of the Board and as a member of all committees of the Board on which he serves, effective immediately.

(d)    On February 21, 2020, the Board appointed Pratik S. Multani, M.D., to serve as a Class II director of the Company, effective immediately.
In accordance with the Company’s non-employee director compensation policy, upon his appointment as a director, Dr. Multani was granted a nonqualified stock option to purchase 60,000 shares of the Company’s common stock at an exercise price equal to $1.73 per share, the closing price of the Company’s common stock on the date of grant, and which will vest and become exercisable over a four year period following the date of grant. Additionally, Dr. Multani will be entitled to receive a $40,000 annual retainer for his service as a director. At each annual stockholder meeting following which Dr. Multani’s term as a director continues, he will be entitled to receive a nonqualified stock option to purchase 35,000 shares of the Company’s common stock, which will vest and become exercisable over a one year period following the date of grant. Dr. Multani will also enter into the Company’s standard form of indemnification agreement. The Company is not aware of any transaction involving Dr. Multani requiring disclosure under Item 404(a) of Regulation S-K.
Additional information about Dr. Multani can be found in the press release issued by the Company on February 24, 2020, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Chimerix, Inc. dated February 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Dated: February 24, 2020
	By:	/s/ Michael T. Andriole
Michael T. Andriole
Chief Business and Financial Officer